Impairment of Non-financial Assets	12 Months Ended
Dec. 31, 2024
Impairment Of Non Financial Assets [Abstract]
Impairment of Non-financial Assets
16.	IMPAIRMENT OF NON-FINANCIAL ASSETS
See accounting policy in Note 2.3.10.
As of December 31, 2024, the Company has not identified events indicating that the carrying value of the assets exceeds their recoverable amount.
The CGUs containing goodwill are Phenom, Project Management, and Cyber Security. The sensitivity analyses performed indicate that possible and reasonable changes in the key assumptions used to determine the recoverable amount of these CGUs would not result in a carrying value higher than their recoverable amount.
The impairment test of the E2 Platform CGU considered the strategic plan approved by Management, which includes an additional four-year pause in the
E175-E2
jet development program, which was approved on February 25, 2025. This assumption did not result in impairment losses.
The key assumptions adopted in impairment tests are:

•
Future cash flows were projected for a period between 11 and 31 years, depending on the characteristics of the CGU, and discounted at the weighted average cost of capital (“WACC”) rate, being equivalent to the estimated pre-tax
rate of 11.4% (2023: 9.9%). Cash flows do not include perpetuity.

•
Part of the future cash flows were budgeted in reais and converted to dollars based on the exchange rate on September 30, 2024, of R$ 5.4481. The devaluation of the Brazilian Reais against the dollar in the nine-month period ended on September 30, 2024, of 12.53% did not have a significant impact on future cash flows.